UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 30, 2020

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CRONOS GROUP INC.
(Exact Name of Registrant as Specified in Charter)

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Ontario, Canada	001-38403	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 King St. W., Suite 320 Toronto, Ontario	M5V 2T3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-504-0004
Not Applicable
(Former Name or Former Address if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02     Results of Operations and Financial Condition.

On March 30, 2020, Cronos Group Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2019. A copy of the press release is attached as Exhibit 99.1 to and is incorporated by reference in this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 7.01    Regulation FD Disclosure.

As of June 30, 2019, the Company determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act, and is thus required, as of January 1, 2020, to comply with the periodic disclosure and current reporting requirements of the Exchange Act as a domestic registrant. As a result of the Company’s status change, it is required to change the accounting standards in which it prepares its financial statements from International Financial Reporting Standards (“IFRS”) to generally accepted accounting principles in the United States (“U.S. GAAP”).

In accordance with Canadian securities laws, the Company is required to restate its unaudited condensed interim consolidated financial statements for (i) the three months ended March 31, 2019; (ii) the three and six months ended June 30, 2019; and (iii) the three and nine months ended September 30, 2019 (collectively, the “2019 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP. The original 2019 Interim Financial Statements, which were prepared in accordance with IFRS, were filed with the Securities and Exchange Commission (“SEC”) on Forms 6-K on May 9, 2019, August 8, 2019 and November 12, 2019, respectively, each as amended by its respective Form 6-K/A in each case filed with the SEC on March 30, 2020. Copies of the restated 2019 Interim Financial Statements are attached as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.2, 99.3 and 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing or other document pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Cronos Group Inc. dated March 30, 2020
99.2	Unaudited condensed interim consolidated financial statements for the three months ended March 31, 2019
99.3	Unaudited condensed interim consolidated financial statements for the three and six months ended June 30, 2019
99.4	Unaudited condensed interim consolidated financial statements for the three and nine months ended September 30, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	CRONOS GROUP INC.

	By:	/s/ Michael Gorenstein
	Name:	Michael Gorenstein
	Title:	President and Chief Executive Officer